INVENTORIES (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Inventory Disclosure [Abstract]
Coal stockpiles	$ 1,189	$ 543	$ 989
Coal fuel inventories	1,844	6,161	3,048
Materials and supplies	33,189	34,233	34,954
Reserve for obsolete inventory	(775)	(965)	(1,257)
Total	$ 35,447	$ 39,972	$ 37,734